--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 27, 2004

                             -----------------------

                         MICROTEK MEDICAL HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

                GEORGIA                            0-24866                      58-1746149
                -------                            -------                      ----------
     (State or Other Jurisdiction         (Commission File Number)             (IRS Employer
           of Incorporation)                                                 Identification No.)

                 512 LEHMBERG ROAD, COLUMBUS, MISSISSIPPI 39702
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (662) 327-1863

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

ITEM 1.01  EMPLOYMENT AGREEMENT.

     On October 27, 2004, the Company entered into an Employment Agreement with Barbara J. Osborne, Ms. Osborne was appointed to be the Company's Executive Vice President-Sales and Marketing effective August 11, 2004. Ms. Osborne's Employment Agreement specifies a minimum salary and benefits payable during the term of the Employment Agreement, and contains restrictive covenants including covenants relating to the protection of confidential information and restricting competition against the Company. The Employment Agreement is terminable by the Company or the employee with or without cause. In the event of a termination of the Employment Agreement by the Company without cause, the employee is entitled to severance equal to the employee's base salary until the first anniversary of the date of such termination of employment, any benefits or awards which pursuant to the terms of any compensation plans have been earned or become payable (including, without limitation, any portion of any bonus for which any performance condition, other than continued employment, have been satisfied), but which have not yet been paid, and continued welfare benefits (such as health insurance) until the first anniversary of the date of such termination of employment. In the event of any termination of Ms. Osborne's employment following a change of control (as defined) of the Company, other than a termination as a result of death or disability or cause, the Company is obligated to pay the employee a lump sum payment in cash in an amount equal to the employee's current base salary, any benefits or awards which pursuant to the terms of any compensation plans have been earned or become payable (including any portion of any award for which any performance conditions, other than continued employment, have been satisfied), and the Company shall continue welfare benefits (such as health insurance) until the first anniversary of the date of such termination of employment.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements. N/A

     (b) Pro Forma Financial Information. N/A

     (c) Exhibits.

     Exhibit Number    Description
     --------------    -----------

     10.1              Employment   Agreement  entered  into  on  October   27,
                       2004  by  and between  the Company and Barbara J. Osborne

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MICROTEK MEDICAL HOLDINGS, INC.



Date:  November 1, 2004                By:  /s/ Dan R. Lee
                                            ------------------------------------
                                            Dan R. Lee, Chairman, President and
                                            Chief Executive Officer


                                        By: /s/ Roger G. Wilson
                                            ------------------------------------
                                            Roger G. Wilson, Chief Financial
                                            Officer

                                  EXHIBIT INDEX



Exhibit Number        Description
--------------        -----------

10.1 Employment Agreement entered into on October 27, 2004 by and between the Company and Barbara J. Osborne